OFFICE LEASE

                            33 NORTH LASALLE BUILDING

                                     BETWEEN

                           THIRTY-THREE ASSOCIATES LLC

                                   AS LANDLORD

                                       AND

                                  PIRANHA, INC.

                                    AS TENANT


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                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE

1        BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS.................1
         1.1      BASIC LEASE PROVISIONS.......................................1
         1.2      IDENTIFICATION OF EXHIBITS...................................2

2        PREMISES AND TERM.....................................................2
         2.1      LEASE OF PREMISES............................................2
         2.2      TERM.........................................................2
         2.3      PRE-TERM OCCUPANCY...........................................3

3        RENT     .............................................................3

4        ADJUSTMENTS TO MONTHLY BASE RENT......................................4
         4.1      DEFINITIONS..................................................4
         4.2      ADJUSTMENTS TO MONTHLY BASE RENT.............................5
         4.3      PROJECTIONS..................................................5
         4.4      READJUSTMENTS................................................6
         4.5      BOOKS AND RECORDS............................................6
         4.6      NO DECREASES IN MONTHLY BASE RENT............................7

5        SERVICES..............................................................7
         5.1      LANDLORD'S GENERAL SERVICES..................................7
         5.2      ADDITIONAL AND AFTER-HOURS SERVICES..........................7
         5.3      ELECTRIC AND TELEPHONE SERVICE...............................7

6        POSSESSION, USE AND ENJOYMENT.........................................8
         6.1      USE..........................................................8
         6.2      NO VIOLATION OF LAWS.........................................8
         6.3      QUIET ENJOYMENT..............................................8

7        CONDITION OF PREMISES.................................................8

8        ASSIGNMENT AND SUBLETTING.............................................9
         8.1      ASSIGNMENT AND SUBLETTING....................................9
         8.2      RECAPTURE....................................................9

9        MAINTENANCE..........................................................10
         9.1      LANDLORD'S MAINTENANCE......................................10
         9.2      TENANT'S MAINTENANCE........................................10

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ARTICLE                                                                     PAGE

10       ALTERATIONS AND IMPROVEMENTS.........................................10
         10.1     TENANT'S ALTERATIONS........................................10
         10.2     LIENS.......................................................11

11       WAIVERS OF CLAIMS AND INDEMNITY......................................12
         11.1     WAIVERS.....................................................12
         11.2     INDEMNIFICATION.............................................12

12       LANDLORD'S REMEDIES..................................................12
         12.1     EVENTS OF DEFAULT...........................................12
         12.2     LANDLORD'S REMEDIES.........................................13
         12.3     WAIVER OF TRIAL BY JURY.....................................14
         12.4     ATTORNEYS' FEES.............................................14

13       SURRENDER OF PREMISES................................................14

14       HOLDING OVER.........................................................15

15       DAMAGE BY FIRE OR OTHER CASUALTY.....................................15
         15.1     SUBSTANTIAL UNTENANTABILITY.................................15
         15.2     INSUBSTANTIAL UNTENANTABILITY...............................16
         15.3     RENT ABATEMENT..............................................16
         15.4     TENANTS RESTORATION.........................................16

16       EMINENT DOMAIN.......................................................16
         16.1     SUBSTANTIAL TAKING..........................................16
         16.2     INSUBSTANTIAL TAKING........................................16
         16.3     COMPENSATION................................................17

17       TENANT'S INSURANCE...................................................17

18       RULES AND REGULATIONS................................................18

19       LANDLORD'S RIGHTS....................................................18

20       ESTOPPEL CERTIFICATES................................................19

21       RELOCATION OF TENANT.................................................19

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ARTICLE                                                                     PAGE

22       SECURITY DEPOSIT.....................................................20
         22.1     SECURITY DEPOSIT............................................20
         22.2     PARTIAL REFUNDS OF SECURITY DEPOSIT.........................20

23       REAL ESTATE BROKERS..................................................21

24       SUBORDINATION, ATTORNMENT AND MORTGAGEES' CURE RIGHTS................21
         24.1     SUBORDINATION...............................................21
         24.2     ATTORNMENT..................................................21
         24.3     MORTGAGEES' CURE RIGHTS.....................................22

25       NOTICES..............................................................22

26       MISCELLANEOUS........................................................23
         26.1     LATE CHARGES................................................23
         26.2     FINANCIAL INFORMATION.......................................23
         26.3     NO OPTION...................................................23
         26.4     ACCORD AND SATISFACTION.....................................23
         26.5     LANDLORD'S OBLIGATIONS ON SALE OF BUILDING..................23
         26.6     SUCCESSORS AND ASSIGNS......................................24
         26.7     FORCE MAJEURE...............................................24
         26.8     CAPTIONS....................................................24
         26.9     APPLICABLE LAW..............................................24
         26.10    TIME OF THE ESSENCE.........................................24
         26.11    LANDLORDS RIGHT TO PERFORM TENANT'S OBLIGATIONS.............24
         26.12    DELAY IN POSSESSION.........................................24
         26.13    ENVIRONMENTAL REQUIREMENTS..................................25
         26.14    DEMOLITION..................................................25
         26.15    LIMITATION OF LIABILITY.....................................25
         26.16    ENTIRE AGREEMENT............................................26
         26.17    NO CONSTRUCTION AGAINST PREPARER OF LEASE...................26
         26.18    TENANT......................................................26
         26.19    RECORDING...................................................26
         26.20    SEVERABILITY................................................26






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                                                             PER RENTABLE
  PERIOD            ANNUAL BASE RENT    MONTHLY BASE RENT    SQUARE FOOT

4/1/01 - 3/31/02      $71,280.00           $5,940.00            $27.00

4/1/02 - 3/31/03      $72,600.00           $6,050.00            $27.50

4/1/03 - 3/31/04      $73,920.00           $6,160.00            $28.00

4/1/04 - 3/31/05      $75,240.00           $6,270.00            $28.50

I. RENTABLE AREA OF THE PREMISES: 2,640 rentable square feet on the thirty third (33rd) floor (Suite 3350)

J.       TENANT'S PROPORTIONATE SHARE: 0.65%

K.       SECURITY DEPOSIT:   $26,750.00,  subject  to  reduction  as provided in
         Section 22.2 below

L.       BROKERS: Golub & Company and Corporate Real Estate Solutions

1.2      IDENTIFICATION OF EXHIBITS.

         The   exhibits   set  forth  below  and  attached  to  this  Lease  are
incorporated in this Lease by this reference:

                           EXHIBIT A Plan of Premises

                           EXHIBIT B Work Letter

                           EXHIBIT C Rules and Regulations

                                    ARTICLE 2

                                PREMISES AND TERM

         2.1 LEASE OF PREMISES. Landlord leases to Tenant and Tenant leases from Landlord the premises (the "Premises") shown on Exhibit A attached hereto which are contained in the office building described in Section 1.1A (the "Building"), upon the following terms and conditions.

         2.2 TERM. The term of this Lease (the "Term") shall commence on the date (the "Commencement Date") stated in Section 1.1F. The Term shall expire on the date ( the "Expiration Date") stated in Section 1.1G, unless sooner terminated as otherwise provided in this Lease. The

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Commencement  Date and the  Expiration  Date may be extended in accordance  with this Lease and Paragraph 4 of the work agreement attached as Exhibit B (the "Work Letter"). In the event of such extension, each date set forth in the Monthly Base Rent schedule in Section ?? 1H shall be deemed to have been adjusted by an equal number of days. Promptly after the actual Commencement Date and the actual Expiration Date are ascertained, Landlord and Tenant shall
execute  and  deliver  to  each  other  an  agreement  in  form  and   substance
satisfactory to Landlord setting forth the actual Commencement Date and the actual Expiration Date. Tenant agrees to sign and return such an agreement to Landlord within ten (10) days after Tenant's receipt of same (which ten (10) day period shall not be subject to any notice and cure periods otherwise provided in this Lease for non-monetary defaults). If Tenant fails to execute such agreement
within  such  ten  (10)  day  period,  Tenant  hereby  makes,   constitutes  and
irrevocably grants Landlord a power-of-attorney coupled with an interest in the Premises to execute and deliver such agreement for and in the name of Tenant.

         2.3 PRE-TERM OCCUPANCY. Any possession or occupancy of the Premises by Tenant prior to the Commencement Date shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease, including the covenant to pay Monthly Base Rent, except that Tenant shall not be required to pay Monthly Base Rent for pre-Term occupancy for the purpose of performing work to make the Premises ready for Tenant's use and occupancy. Tenant may not occupy the Premises prior to the Commencement Date without authorization from Landlord.

                                    ARTICLE 3

                                      RENT

         Tenant agrees to pay to Landlord by check payable to Landlord, which checks shall be mailed to Landlord at 135 South LaSalle Street, Dept. 3648, Chicago, Illinois 60674-3648, or at such other place designated by Landlord, without any prior notice or demand and without any deduction whatsoever, base rent at the monthly rate or respective monthly rates stated in Section 1.1H ("Monthly Base Rent"). Monthly Base Rent is subject to adjustment pursuant to
Section 4.2, and as adjusted is called "Adjusted Monthly Base Rent". Monthly Base Rent and Adjusted Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first installment of Monthly Base Rent shall be paid by Tenant to Landlord upon execution of this Lease by Tenant. Monthly Base Rent and Adjusted Monthly Base Rent shall be prorated for partial months within the Term. All charges, costs and sums required to be paid by Tenant to Landlord under this Lease and under the Work Letter in addition to Monthly Base Rent and Adjusted Monthly Base Rent shall be considered additional rent, and Monthly Base Rent and Adjusted Monthly Base Rent and additional rent shall be collectively called "Rent". Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease.

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                                    ARTICLE 4

                        ADJUSTMENTS TO MONTHLY BASE RENT

         4.1 DEFINITIONS. For the purposes of this Lease, the following words and phrases shall have the following meanings:

         A. "Adjustment Date" shall mean January 1, 2001 and each January 1 thereafter occurring within the Term.

         B. "Adjustment Year" shall mean each calendar year during which an Adjustment Date occurs.

         C.       "Base Year" shall mean the calendar year 2000.

         D. "Operating Expenses" shall mean all costs, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the management, operation, maintenance, replacement and repair of the Building and the land on which it is situated, and of the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in connection therewith, including, without limitation, current amortization of capital improvements reasonably necessary for the operation, maintenance and improvement of the Building. If the Building is not fully occupied by tenants during any portion of any year, the components of Operating Expenses which vary upon the occupancy level of the Building shall be increased to the amount that would have been paid or incurred had the Building been fully occupied at all times during such year and such increases shall be included in Operating Expenses for such year, the intent of the parties being that Tenant and all other tenants of the Building shall collectively pay for 100% of those components of Operating Expenses which vary upon the occupancy level of the Building. Operating Expenses shall not include the following: costs of improvement of the Premises and the premises of other tenants of the Building; charges for depreciation of the Building and improvements thereto; interest and principal payments on mortgages; ground rental payments; real estate brokerage and leasing commissions; expenses incurred in enforcing obligations of other tenants of the Building; salaries and other compensation of executive officers of the managing agent for Landlord, Golub & Company (the "Manager"), senior to the Building manager; any expenditures for which Landlord has been reimbursed (other than pursuant to rent adjustment and escalation provisions provided in leases); capital improvements to the Building (except as provided above); and all taxes and assessments other than sales and use taxes.

         E. "Taxes" shall mean all federal, state and local governmental taxes, assessments and charges (including transit or transit district taxes or assessments) of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Building (including the land on which it is situated), or of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith (including any

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rental or similar  taxes levied in lieu of or in addition to general real and/or personal property taxes). For purposes hereof, Taxes for any year shall be Taxes which are due for payment or paid in that year, rather than Taxes which are assessed or become a lien during such year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fee) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes in any year shall be reduced by the net amount of any tax refund received by Landlord during such year. If a special assessment payable in installments is levied against the land on which the Building is situated, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year. Taxes shall not include any federal, state or local sales, use, franchise, capital stock, inheritance, general income, gift or estate taxes except that if a change occurs in the method of taxation resulting in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes.

         F. "Tenant's Proportionate Share" is stated in Section 1.1J, and is the percentage resulting from dividing (1) the number of square feet of rentable area of the Premises as stated in Section 1.1I by (2) the number of square feet of rentable area of the Building (403,933). If changes are made to this Lease or the Building changing the number of square feet of rentable area of the Premises or the Building, Landlord shall make an appropriate adjustment to Tenant's Proportionate Share.

         4.2 ADJUSTMENTS TO MONTHLY BASE RENT. Effective as of each Adjustment Date (the "Applicable Adjustment Date") to and including the day immediately preceding the following Adjustment Date, Monthly Base Rent shall be increased by an amount equal to 1/12 of the sum of:

                  (a) Proportionate Share of the amount by which Taxes for the Adjustment Year in which the Applicable Adjustment Date occurs exceed Taxes for the Base Year; plus

                  (b) Proportionate Share of the amount by which Operating Expenses for the Adjustment Year in which the Applicable Adjustment Date occurs exceed Operating Expenses for the Base Year.

         4.3 PROJECTIONS. For purposes of calculating Taxes and Operating Expenses for any Adjustment Year, Landlord may make reasonable estimates, forecasts or projections (collectively, the "Projections") of Taxes and
Operating Expenses for such Adjustment Year. Within approximately sixty (60) days following each Adjustment Date, Landlord shall deliver to Tenant a written statement setting forth the Projections of Operating Expenses and Taxes for the Adjustment Year in which such Adjustment Date occurs and providing a calculation of the increase in installments of Monthly Base Rent to become effective as of such Adjustment Date; provided, however, that the failure of Landlord to provide any such statement within such period shall not relieve Tenant from its obligation to continue to pay Adjusted Monthly Base Rent at the rate then in effect under this Lease, and, within

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ten (10) days  following the date on which  Landlord  delivers such statement to
Tenant, Tenant shall pay any increases in Monthly Base Rent reflected thereby effective retroactively to the most recently preceding Adjustment Date; and further provided, that Landlord may deliver revised Projections to Tenant at any time and from time to time during any Adjustment Year and Tenant shall pay any increases in Monthly Base Rent reflected thereby retroactive to the most recently preceding Adjustment Date.

         4.4 READJUSTMENTS. On or about April 1st following the end of each Adjustment Year, or at such later time as Landlord shall be able to determine the actual amounts of Operating Expenses and Taxes for the Adjustment Year last ended, Landlord shall notify Tenant in writing of such actual amounts. If such actual amounts exceed the Projections for such Adjustment Year, then Tenant shall, within thirty (30) days after the date of such written notice from Landlord, pay to Landlord an amount equal to the excess of the Adjusted Monthly Base Rent payable for the Adjustment Year last ended based upon actual Operating Expenses and Taxes for such year over the total Adjusted Monthly Base Rent paid by Tenant during such Adjustment Year. The obligation to make such payments shall survive the expiration or earlier termination of the Term. If the total Adjusted Monthly Base Rent paid by Tenant during such Adjustment Year exceeds the amount thereof payable for such year based upon actual Operating Expense and Taxes for such Adjustment Year, then Landlord shall credit such excess to installments of Adjusted Monthly Base Rent payable after the date of Landlord's notice until such excess has been exhausted, or if this Lease shall expire prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent. No interest or penalties shall accrue on any amounts which Tenant is obligated to pay to Landlord or which Landlord is obligated to credit or pay to Tenant by reason of this Section.

         4.5 BOOKS AND RECORDS. Landlord shall maintain books and records showing Taxes and Operating Expenses in accordance with sound accounting and management practices. Provided that all Rent (including Adjusted Monthly Base
Rent) has been paid in full, Tenant, or an accountant designated by Tenant and approved by Landlord (and which accountant is not being compensated by Tenant on a contingency fee basis), may, at Tenant's sole expense, examine such books and records for any Adjustment Year at any time within sixty (60) days after the date upon which Tenant receives Landlord's notice of the actual amounts of Operating Expenses and Taxes for such Adjustment Year. Such examination shall be conducted during normal business hours at a time and date mutually acceptable to Landlord and Tenant and shall take place, at Landlord's election, either at the office of the Building or the executive offices of Landlord, or Landlord's managing agent. Unless Tenant delivers to Landlord within such sixty (60) day period a written notice of Tenant's objection to such Landlord's notice of the actual amounts of such Operating Expenses and Taxes (and which notice shall contain the specific details of Tenant's objection), such Landlord's notice shall be considered as final and binding upon Tenant. All information obtained and the results of Tenant's examination of Landlord's books and records shall be kept strictly confidential and shall not be disclosed to any third party without Landlord's prior written consent.

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         4.6 NO DECREASES IN MONTHLY BASE RENT.  Notwithstanding anything to the contrary contained in this Lease, Monthly Base Rent shall not be adjusted or decreased below the amount or respective amounts set forth in Section 1.1H.

                                    ARTICLE 5

                                    SERVICES

         5.1 LANDLORD'S GENERAL SERVICES.   Landlord shall provide the following
services:

                  (a)    heat  and  air-conditioning  in  the  Premises,  Monday
                    through Friday from 8:00 A.M. to 6:00 P.M. and Saturday from 8:00 A.M. to 1:00 P.M., excluding national holidays, to the extent necessary for occupancy of the Premises under normal business operations and in the absence of excess density and of the use of machines or equipment which affect the temperature otherwise maintained in the Premises, subject, however, to applicable legal requirements and restrictions;

                  (b)    city  water  from the  regular  Building  fixtures  for
                    drinking, lavatory and toilet purposes only; and

                  (c)    customary cleaning and janitorial services in and about
                    the Premises Monday through Friday, excluding national holidays.

         5.2 ADDITIONAL AND AFTER-HOURS SERVICES. Landlord shall not be obligated to furnish any services or utilities, other than those stated in
Section 5.1 above. If Landlord elects to furnish services or utilities requested by Tenant in addition to those listed in Section 5.1 or at times other than those stated in Section 5.1, Tenant shall pay to Landlord the prevailing charges for such services and utilities, within thirty (30) days after billing. If Tenant fails to make any such payment, Landlord may, without notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of such additional or after-hours services. No such discontinuance of any service shall result in any liability of Landlord to Tenant, or be considered an eviction or a disturbance of Tenant's use of the Premises, or relieve Tenant from its obligation to pay all Rent when due or from any other obligation of Tenant under this Lease.

         5.3 ELECTRIC AND TELEPHONE SERVICE. Electricity shall be distributed to the Premises either by the electric utility company serving the Building or; at Landlord's option, by Landlord. If an electric utility company is distributing electricity to the Premises, Tenant at its cost shall make all necessary arrangements with the electric utility company for metering and paying for electric power or current furnished to the Premises (other than for the services provided under Section 5.1(a)). If and so long as Landlord is distributing electricity to the Premises, Tenant shall obtain all of such electricity from Landlord and shall pay all of Landlord's charges, which shall be

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 based,  at  Landlord's  option,  either  on meter  readings  or on a survey  of
Tenant's electrical usage made by Landlord or on Tenant's prorata share of all space, including the Premises, which is commonly metered with the Premises. Tenant shall also pay for the maintenance and replacement of all light fixtures, electrical switches, electrical outlets, lamps, bulbs, tubes, ballasts and starters located in the Premises and shall use only Landlord's employees to effectuate such maintenance and replacement. Tenant shall make arrangements
directly  with  telecommunications   companies  serving  the  Building  for  all
telephone and other telecommunications service desired by Tenant and shall pay for all service used in the Premises.

                                    ARTICLE 6

                          POSSESSION, USE AND ENJOYMENT

         6.1 USE. Tenant shall use and occupy the Premises only for general private business offices and for no other use or purpose.

         6.2 NO VIOLATION OF LAWS. Tenant shall not occupy or use the Premises or permit the use or occupancy of the Premises for any purpose or in any manner which would violate any present or future federal, state or local law, ordinance or regulation.

         6.3 QUIET ENJOYMENT. So long as Tenant is not in default under this Lease, Landlord agrees that Tenant's possession of the Premises will not be disturbed by Landlord, or its successors or assigns, subject to the provisions of this Lease.

                                    ARTICLE 7

                              CONDITION OF PREMISES

         Except for "punchlist" items under the Work Letter and latent defects, Tenant shall be conclusively presumed to have accepted the Premises in the condition existing on the date Landlord tenders possession, and to have waived all claims relating to the condition of the Premises. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building (or to pay for any such work) and no representation regarding the condition of the Premises or the Building has been made by or on behalf of Landlord to Tenant, except as stated in this Lease or in the Work Letter.

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                                    ARTICLE 8

                            ASSIGNMENT AND SUBLETTING

         8.1 ASSIGNMENT AND SUBLETTING. Without the prior written consent of Landlord, Tenant shall not (a) sublease the Premises, or assign, convey, encumber, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the interest of Tenant in this Lease, in whole or in part, by operation of law or otherwise; or (b) permit the use and occupancy of the Premises by any party other than Tenant, its agents, employees, invitees, guests and licensees. Landlord agrees that Landlord's consent to a proposed assignment or sublease will not be unreasonably withheld. Tenant agrees that Landlord shall not be deemed to have unreasonably withheld its consent if Tenant is in default under this Lease or if the proposed transferee is a tenant or occupant of the Building or negotiating with Landlord for space in the Building, in addition to other circumstances in which Landlord's consent may reasonably be withheld. If Tenant desires to assign this Lease or enter into any sublease of the Premises, Tenant shall deliver written notice of such intent to Landlord, together with a copy of the proposed assignment or sublease and any other information which Landlord reasonably requires, at least sixty (60) days prior to the effective date of the proposed assignment or commencement date of the term of the proposed sublease. Any approved sublease shall be expressly subject to the terms and conditions of this Lease. Tenant shall pay Landlord on the first day of each month during the term of each sublease, the excess of all rent and other consideration due from the subtenant for such month over that portion of the Adjusted Monthly Base Rent due under this Lease for such month which is allocable on a square footage basis to the space sublet. Tenant shall pay Landlord all consideration due to Tenant on account of each assignment when due from the assignee. In the event of any approve sublease or assignment, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any renewal term of this Lease. For purposes of this Lease, an assignment shall be considered to include a change in the majority ownership or control of Tenant, if Tenant is a corporation whose shares of stock are not traded publicly or a partnership, limited liability company or other business entity. Tenant shall pay Landlord's reasonable costs and expenses, including attorneys' fees and fees of architects, engineers and other professionals, incurred in connection with any proposed assignment or sublease, whether or not Landlord consents to such assignment or sublease.

         8.2 RECAPTURE. If Tenant desires to assign this Lease or enter into any sublease of the Premises, Landlord shall have the option (a) to terminate this Lease effective as of the proposed effective date of the assignment or commencement date of sublease, in the case of an assignment or of a proposed sublease of all of the Premises, or (b) to exclude from the Premises covered by this Lease, the space proposed to be sublet by Tenant, in the case of a proposed sublease of less than all of the Premises, effective as of the proposed commencement date of sublease of such space by Tenant. Landlord may exercise such option by giving Tenant written notice within twenty (20) days after receipt by Landlord of Tenant's notice of the proposed assignment or sublease. If Landlord exercises such option, Tenant shall surrender possession of the Premises or affected portion thereof to Landlord on the effective date of termination or exclusion, and neither party hereto shall have any further rights or liabilities with respect to such space under this Lease. Effective as of the date of exclusion of any portion of the Premises covered by this Lease pursuant to this paragraph: (i) Monthly Base Rent shall be reduced by the Monthly Base Rent for the portion of the Premises so excluded and (ii) the rentable area of the Premises shall be decreased by the number of square feet of rentable area contained in the portion of the Premises so excluded and Tenant's Proportionate Share shall be adjusted accordingly for all purposes under this Lease. There shall be no restrictions on Landlord reletting the Premises or the portion thereof so excluded d to any other tenant, including, without limitation, Tenant's proposed assignee or subtenant.

                                    ARTICLE 9

                                   MAINTENANCE

         9.1 LANDLORD'S MAINTENANCE. Landlord, at its expense, shall maintain and make necessary repairs to the structural elements and exterior windows of the Building and, subject to Section 5.3, the electrical, plumbing, heating, ventilation and air conditioning systems therein, except that:

                  (a) Landlord shall not be responsible for the maintenance or repair of any such systems which are located within the Premises and are supplemental or special to the Building's standard systems, whether installed pursuant to the Work Letter or otherwise; and

                  (b) the cost of performing any of such maintenance or repairs caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees or the failure of Tenant to perform its obligations under this Lease shall be paid by Tenant, except to the extent of insurance proceeds, if any, actually collected by Landlord with regard to the damage necessitating such repairs.

         9.2 TENANT'S MAINTENANCE. Tenant, at its expense, shall keep and maintain the Premises in good order, condition and repair and in accordance with all applicable legal, governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters).

                                   ARTICLE 10

                          ALTERATIONS AND IMPROVEMENTS

         10.1 TENANT'S ALTERATIONS. Tenant shall not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), make or cause to be made any alterations, improvements, additions or installations in or to the Premises. If Landlord so consents, before commencement of any such work or delivery of any materials into the Premises or the

Building, Tenant shall furnish to Landlord for approval: architectural plans and specifications, names and addresses of all contractors, contracts, necessary permits and licenses, certificates of insurance and instruments of indemnification against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, all in such form and amount as may be satisfactory to Landlord. In addition, prior to commencement of any such work or delivery of any materials into the Premises, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord of Tenant's ability to pay for such work and materials in full, and, if requested by Landlord, shall deposit with Landlord at such time such security for the payment of such work and materials as Landlord may require. Tenant agrees to hold Landlord, the Manager and its affiliates and their respective agents and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. All such work shall be done only by contractors or mechanics approved by Landlord and at such time and in such manner as Landlord may from time to time designate. Tenant shall pay the cost of all such work, including payment to Landlord of a construction supervisory fee not to exceed 5% of the total cost of such work (whether such work is performed by Landlord, Landlord's contractors, Tenant's contractors or a combination thereof). Upon completion of such work, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended. All such work shall be in compliance with all applicable legal, governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters), and all requirements of applicable insurance companies. All such work shall be done in a good and workmanlike manner and with the use of good grades of materials. Tenant shall permit Landlord to supervise construction operations in connection with such work; provided, however, that such supervision or right to supervise by Landlord shall not constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or impose any liability upon Landlord in connection with the performance of such work. All alterations, improvements, additions and installations to or on the Premises shall (subject to Article 13) become part of the Premises at the time of their installation and shall remain in the Premises at the expiration or termination of this Lease, or termination of Tenant's right of possession of the Premises, without compensation or credit to Tenant; provided, however, that if prior to such termination Landlord so directs by notice, Tenant, at Tenant's sole cost and expense, shall promptly remove such of the alterations, improvements, additions and installations placed in the Premises by Tenant as are designated in such notice and repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord on demand.

         10.2 LIENS. Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the real estate on which the Building is located, the Premises, or any part of such property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed Tenant shall within five (5) days after such filing either have such lien or claim for lien released of record or shall deliver to Landlord a bond or other security in form, content, amount, and issued by a company satisfactory to Landlord indemnifying Landlord and others designated by Landlord against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien or claim for lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

                                   ARTICLE 11

                         WAIVERS OF CLAIMS AND INDEMNITY

         11.1 WAIVERS. To the maximum extent permitted by law, Tenant hereby releases and waives all claims against Landlord, the Manager and its affiliates and their respective agents and employees for injury or damage to person, property or business sustained in or about the Building or the Premises by Tenant, its agents or employees other than damage caused by the negligence or the willful and wanton acts or omissions of Landlord, the Manager or its affiliates or their respective agents or employees. Without limitation of the foregoing, Tenant hereby releases and waives all claims for recovery from Landlord, the Manager and its affiliates and their respective agents and employees, for loss or damage to property or business sustained in or about the Building or the Premises, which loss or damage (a) would be insured against under the standard form of fire and extended coverage insurance policy used in the State of Illinois at the time of the loss or damage or (b) if the coverage under policies required to be carried under this Lease or actually carried by Tenant is greater, is or would be insured against under such policies.

         11.2 INDEMNIFICATION. To the maximum extent permitted by law, Tenant agrees to indemnify and hold harmless Landlord, the Manager and its affiliates and their respective agents and employees, from and against any and all liabilities, claims, demands, costs and expenses of every kind and nature (including attorneys' fees), including those arising from any injury or damage to any person, property or business (a) sustained in the Premises, (b) resulting from the negligence of Tenant, its employees, agents, servants, invitees, licensees or subtenants, or (c) resulting from the failure of Tenant to perform its obligations under this Lease; provided, however, Tenant's obligations under this Section shall not apply to injury or damage resulting from the negligence of Landlord, the Manager or its affiliates or their respective agents or employees. If any such proceeding is brought against Landlord, the Manager or its affiliates or their respective agents or employees, Tenant covenants to defend such proceeding at its sole cost by legal counsel reasonably satisfactory to Landlord, if requested by Landlord.

                                   ARTICLE 12

                               LANDLORD'S REMEDIES

         12.1 EVENTS OF DEFAULT. Each of the following shall constitute an "event of default" by Tenant under this Lease: Tenant fails to pay any installment of Rent when due; Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease or under the Work Letter to be observed or performed by Tenant and fails to cure such default within ten (10) days after written notice to Tenant; the interest of Tenant in this Lease is levied upon under execution or other legal process; a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Code, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, or any petition is filed or other action taken to reorganize or modify Tenant's capital structure or upon the dissolution of Tenant; Tenant is declared insolvent by law or any assignment of Tenant's property is made for the benefit of creditors; a receiver is appointed for Tenant or Tenant's property; Tenant abandons or vacates all or any substantial portion of the Premises; or Tenant is in default under any other lease with Landlord after the expiration of any applicable cure period thereunder.

         12.2 LANDLORD'S REMEDIES. Upon the occurrence of an event of default by Tenant under this Lease, Landlord, at its option, without further notice or demand to Tenant (Tenant hereby expressly waiving the service of any statutory notice, including, but not limited to, the notices required by 735 ILCS 5/9-209 and 5/9-210), may in addition to all other rights and remedies provided in this Lease, at law or in equity:

         A. Terminate this Lease and Tenant's right of possession of the Premises, and recover damages, specifically including, without limitation, all accrued and unpaid Rent; late charges on accrued and unpaid Rent; the amount, if any, by which the Rent for the unexpired portion of the Term after termination exceeds the fair rental value of the Premises for the unexpired portion of the Term (after deducting from such fair rental value the time needed to relet the Premises and the amount of concessions which would normally be given to a new tenant), as such amounts are determined by and discounted to present value by Landlord; and all of Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions).

         B. Terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent reasonably necessary. If Landlord does not relet the Premises, then Tenant shall pay Landlord monthly, on the first day of each month during the period that Tenants right of possession is terminated, a sum equal to the amount of Rent due under this Lease for such month. If the Premises are relet and a sufficient sum is not realized from such reletting after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions) to satisfy the payment of Rent due under this Lease for any month, Tenant shall pay Landlord any such deficiency monthly upon demand. Tenant agrees that Landlord may file suit to recover any sums due to Landlord under this Section from time to time and that such suitor recovery of any amount due Landlord shall not be any defense to any subsequent action brought for any amount not previously reduced to judgment in favor of Landlord. If Landlord elects to terminate Tenant's right of possession only without terminating this Lease, Landlord may, at its option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as stated in Article 13; provided, however, that such entry and possession shall not terminate this lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved hereunder for the full Term or from any other obligation of Tenant under this Lease.

         C. In the event a petition is filed by or against Tenant seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Code, Landlord and Tenant agree, to the extent permitted by law, that the trustee in bankruptcy shall determine within sixty (60) days after commencement of the case whether to assume or reject this Lease.

         12.3 WAIVER OF TRIAL BY JURY. To the extent permitted bylaw, Tenant hereby waives trial by jury in any action, proceeding or counterclaim arising out of or connected with this Lease.

         12.4 ATTORNEYS' FEES. Tenant shall pay upon demand all costs and expenses, including the reasonable fees of counsel, agents and others retained by Landlord and court costs, incurred by Landlord in enforcing Tenant's obligations under this Lease and the Work Letter or resulting from Tenant's default under this Lease (whether incurred in litigation or otherwise), incurred by Landlord in any action brought by Tenant in which Landlord is the prevailing party, or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

                                   ARTICLE 13

                              SURRENDER OF PREMISES

         Upon the expiration or termination of this Lease or termination of Tenant's right of possession of the Premises, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear excepted. Upon any termination which occurs other than by reason of Tenant's default, Tenant shall be entitled to remove from the Premises all moveable trade fixtures and personal property of Tenant without credit or compensation from Landlord, provided Tenant immediately shall repair all damage resulting from such removal and shall restore the Premises to a tenantable condition. In the event possession of the Premises is not immediately delivered to Landlord or if Tenant shall fail to remove any moveable trade fixtures or personal property which Tenant is entitled to remove, Landlord may remove same without any liability to Tenant. Any moveable trade fixtures and personal property which may be removed from the Premises by Tenant but which are not so removed shall be conclusively presumed to have been abandoned by Tenant and title to such property shall pass to Landlord without any payment or credit, and Landlord may, at its option and at Tenant's expense, store and/or dispose of such property.

                                   ARTICLE 14

                                  HOLDING OVER

         Tenant  shall pay Landlord  double the Adjusted  Monthly Base Rent then applicable for each month or partial month during which Tenant retains possession of the Premises, or any part of the Premises, after the expiration or termination of this Lease. Tenant shall indemnify Landlord against all liabilities and damages, including, without limitation, consequential damages, sustained by Landlord by reason of such retention of possession. In addition, all rights or options which Tenant may have with respect to the leasing of additional space shall become null and void upon the commencement of such retention of possession and Landlord shall not have any obligation to give any consents or approvals during the continuance thereof. The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord available under this Lease or by law. If Tenant retains possession of the Premises, or any part of the Premises, for thirty (30) days after the expiration or termination of this Lease, then at the sole option or Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one (1) year on the same terms and conditions as are contained in this Lease, provided, however, that Tenant shall pay Rent (including base rent and rent adjustments) for such one (1) year renewal term at a rate equal to the prevailing market rental rate for comparable office space in the Building as of the commencement date of such one (1) year renewal term, as solely determined by Landlord and set forth in Landlord's notice to Tenant exercising such renewal right.

                                   ARTICLE 15

                        DAMAGE BY FIRE OR OTHER CASUALTY

         15.1 SUBSTANTIAL UNTENANTABILITY. If either the Premises or the Building is rendered substantially untenantable by fire or other casualty, Landlord may elect by giving Tenant written notice within one hundred and twenty
(120) days after the date of such fire or casualty, either to:

                  (a) terminate this Lease as of the date of the fire or other casualty; or

                  (b) proceed to repair or restore the Premises or the Building other than leasehold improvements and personal property installed by Tenant, to substantially the same condition as existed immediately prior to such fire or casualty.

         If Landlord elects to proceed pursuant to subsection (b) above, Landlord's notice shall contain Landlord's reasonable estimate of the time required to substantially complete such repair or restoration of the Premises. If such estimate indicates that the time so required will exceed two hundred seventy (270) days from the date Landlord will be able to undertake repair and restoration, then Tenant shall have the right to terminate this Lease as of the date of such casualty by giving written notice to Landlord not later than twenty (20) days after the date of Landlord's notice. If Landlord's estimate indicates that the repair or restoration can be substantially completed within such two hundred seventy (270) day period, or if Tenant fails to exercise its right to terminate this Lease, this Lease shall remain in force and effect.

         15.2 INSUBSTANTIAL UNTENANTABILITY. If either the Premises or the Building is damaged by fire or other casualty but is not rendered substantially untenantable, then Landlord shall diligently proceed to repair and restore the damaged portion thereof, other than the leasehold improvements and personal property installed by Tenant, to substantially the same condition as existed immediately prior to such fire or casualty, unless such damage occurs during the last twelve (12) months of the Term, in which event Landlord shall have the right to terminate this Lease as of the date of such fire or other casualty by giving written notice to Tenant within thirty (30) days after the date of such fire or other casualty.

         15.3 RENT ABATEMENT. If all or any part of the Premises are damaged by fire or other casualty and this Lease is not terminated, Adjusted Monthly Base Rent shall abate for all or that part of the Premises which are untenantable on a per diem and proportionate area basis from the date of the fire or other casualty until Landlord has substantially completed the repair and restoration work in the Premises which it is required to perform, provided, that as a result of such fire or other casualty, Tenant does not occupy the portion of the Premises which are untenantable during such period.

         15.4 TENANT'S RESTORATION. If all or any part of the Premises are damaged by fire or other casualty and this Lease is not terminated, Tenant shall promptly and with due diligence repair and restore the leasehold improvements and personal property previously installed by Tenant pursuant to this Lease.

                                   ARTICLE 16

                                 EMINENT DOMAIN

         16.1 SUBSTANTIAL TAKING. If all or any part of the Premises or the Building is permanently taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation), which renders the Premises substantially untenantable, this Lease shall terminate as of the date title vests in such authority, and Adjusted Monthly Base Rent shall be apportioned as of such date.

         16.2 INSUBSTANTIAL TAKING. If any part of the Premises or the Building is taken or condemned for any public use or purpose (including a deed given in lieu of condemnation) and this Lease is not terminated pursuant to Section 16.1, Monthly Base Rent shall be reduced for the period of such taking by an amount which bears the same ratio to Monthly Base Rent then in effect as the number of square feet of rentable area in the Premises so taken or condemned, if any, bears to the number of square feet of rentable area of the Premises. Landlord, upon receipt and to the extent of the award in condemnation or proceeds of sale, shall make necessary repairs and restorations (exclusive of leasehold improvements and personal property installed by Tenant) to restore the Premises remaining to as near its former condition as circumstances will permit, and to the Building to the extent necessary to constitute the portion of same not so taken or condemned as a complete architectural unit. In the event of any taking or condemnation described in this Section 16.2, the rentable area of the Premises and the rentable area of the Building shall be reduced, respectively, by the number of square feet of rentable area of the Premises, if any and the number of square feet of rentable area of the Building, if any, so taken or condemned, and Tenant's Proportionate Share shall be adjusted accordingly for all purposes under this Lease.

         16.3 COMPENSATION. Landlord shall be entitled to receive the entire price or award from any such sale, taking or condemnation without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award; provided, however, Tenant shall have the right separately to pursue against the condemning authority an award in respect of the loss, if any, to leasehold improvements paid for by Tenant without any credit or allowance from Landlord if and only to the extent that such award does not diminish or otherwise adversely affect Landlord's award.

                                   ARTICLE 17

                               TENANT'S INSURANCE

         Tenant, at its expense, shall maintain in force during the Term:

         (a) commercial general liability insurance, which shall include coverage for personal liability, contractual liability, tenant's legal liability, bodily injury, death and property damage, all on an occurrence basis with respect to the business carried on in or from the Premises and Tenant's use and occupancy of the Premises, with coverage for any one occurrence or claim of not less than $3,000,000 or such other amount as Landlord may reasonably require upon not less than six (6) months' prior written notice; and

         (b) insurance against such other perils and in such amounts as Landlord may from time to time reasonably require upon not less than ninety (90) days' prior written notice, such requirement to be made on the basis that the required insurance is customary at the time for prudent tenants of properties similar to the Building in the Chicago, Illinois area.

         All insurance required to be maintained by Tenant shall be on terms and with insurers reasonably acceptable to Landlord. Each policy of liability insurance shall include Landlord, the Manager and its affiliates and others Landlord may from time to time designate as additional insureds. Each policy of property insurance shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim to which the insurer might otherwise be entitled against

Landlord, the Manager or its affiliates or their respective agents or employees. Each policy of insurance shall contain an undertaking by the insurer that no material change adverse to Landlord or Tenant will be made, and the policy will not lapse or be cancelled, except after not less than thirty (30) days' prior written notice to Landlord of the intended change, lapse or cancellation. Tenant shall furnish to Landlord, if and whenever requested by it, certificates or other evidences acceptable to Landlord as to the insurance from time to time effected by Tenant and its renewal or continuation in force.

                                   ARTICLE 18

                              RULES AND REGULATIONS

         Tenant agrees for itself and for its subtenants, and each of their respective employees, agents, and invitees, to comply with the rules and regulations set forth on Exhibit C attached hereto and with all reasonable modifications and additions thereto which Landlord may make from time to time. Landlord shall not be responsible for the violation of any of such rules and regulations by other tenants of the Building and shall not be obligated to enforce the same against other tenants.

                                   ARTICLE 19

                                LANDLORD'S RIGHTS

         Landlord shall have the following rights exercisable without notice (except as expressly provided to the contrary) and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (a) to change the name or street address of the Building, upon not less than thirty (30) days' prior written notice to Tenant; (b) to install, affix and maintain all signs on the exterior and/or interior of the Building; (c) to designate and/or approve of, prior to installation, all types of signs, window shades, blinds, drapes or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (d) to display the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term; (e) to change the arrangement of entrances, doors, corridors, elevators and stairs in the Building, provided that no such change shall materially adversely affect access to the Premises; (f) to grant to any party the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted hereunder; (g) to prohibit the placing of vending or dispensing machines of any kind in or about the Premises other than for use by Tenant's employees; (h) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office; (i) to close entrances to the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes; (j) to take any and all reasonable measures, including inspections and repairs to the Premises or to the Building, as may be necessary or desirable in the ownership, operation or protection thereof; (k) to retain at all times master keys or pass keys to the Premises; (l) to install, operate and maintain security systems which monitor, by closed circuit television or otherwise, all persons entering and leaving the Building; and (m) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Building.

                                   ARTICLE 20

                              ESTOPPEL CERTIFICATES

         Tenant, at any time, and from time to time, within ten (10) days after written request by Landlord or any Mortgagee (as hereinafter defined), shall execute, acknowledge and deliver to Landlord or any Mortgagee, and/or to any other person specified by Landlord or any Mortgagee, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the date to which Adjusted Monthly Base Rent has been paid, stating whether or not there exists any default by Landlord or Tenant under this Lease, and, if so, specifying each such default, stating whether Tenant has any rights to offsets or abatement of Rent, stating whether Tenant has prepaid any Rent for more than one month in advance, and certifying as to such other matters as Landlord or any Mortgagee may reasonably request. Such statement may be relied upon by Landlord or any Mortgagee, or other person specified by Landlord or any Mortgagee, and their respective successors and/or assigns. Breach of the foregoing will constitute Tenant's acknowledgment which may be relied on by any person holding or proposing to acquire an interest in the Building, this Lease or any Mortgage, that this Lease is unmodified and in full force and effect and will constitute, as to any such person, a waiver of any defaults on Landlord's part which may exist prior to the date of such request. The foregoing shall not limit any other rights and remedies available to Landlord for breach of this Article.

                                   ARTICLE 21

                              RELOCATION OF TENANT

         At any time after the date of this Lease, Landlord may substitute for the Premises, other premises in the Building (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes under this Lease, provided: the New Premises shall be similar to the Premises in area and configuration and shall be on the twenty-fifth (25th) or a higher floor of the Building; if Tenant is then occupying the Premises, Landlord shall pay the actual and reasonable expenses of physically moving Tenant, its property and equipment to the New Premises; Landlord shall give Tenant not less than thirty
(30) days' prior written notice of such substitution; and Landlord, at its expense, shall improve the New Premises with improvements substantially similar to those in the Premises at the time of such substitution, if the Premises are then improved, or if not then improved, Landlord, at its expense, shall improve the New Premises s in accordance with the Work Letter.

                                   ARTICLE 22

                                SECURITY DEPOSIT

         22.1 SECURITY DEPOSIT. As security for the performance of its obligations under this Lease and the Work Letter, Tenant upon its execution of this Lease shall pay to Landlord a security deposit (the "Security Deposit") in the amount stated in Section 1.1K. The Security Deposit may be applied by Landlord to cure any default of Tenant under his Lease or the Work Letter, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit by promptly paying to Landlord the amount so applied. Landlord shall not pay any interest on the Security Deposit, except as may be required by law. Within forty-five (45) days after the later of the Expiration Date and the date on which Tenant vacates and surrenders the Premises, Landlord shall return to Tenant the balance, if any, of the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent or a measure of damages for any default by Tenant under this Lease, nor shall it be a bar or defense to any action which Landlord may at any time commence against Tenant.

         22.2  PARTIAL  REFUNDS  OF  SECURITY  DEPOSIT.   Provided  that  Tenant
satisfies the conditions of this Section, upon written request by Tenant Landlord shall promptly refund the amount (if any) of the Security Deposit then held by Landlord which s in excess of the amount set forth in the following schedule for the period in which such refund is made:

                           PERIOD                                         AMOUNT

         The period beginning on the first anniversary of the         $22,750.00
         Commencement Date and ending on the day before the second anniversary of the Commencement Date

         The period beginning on the second anniversary of the        $18,750.00
         Commencement Date and ending on the day before the third anniversary of the Commencement Date

         The period beginning on the third anniversary of the         $14,750.00
         Commencement Date and ending on the day before the fourth anniversary of the Commencement Date

         The period beginning on the fourth anniversary of the        $10,750.00
         Commencement Date and continuing until Tenant is entitled to the return of the Security Deposit pursuant to Section 22.1

It shall be a condition, however, to Tenant's right in each case to a partial refund of the Security Deposit pursuant to this Section that Tenant shall have paid when due all Rent (including Monthly Base Rent and Adjusted Monthly Base
Rent) becoming due under this Lease prior to such refund and that there shall have been no event of default by Tenant under this Lease prior to such refund and is no default by Tenant under this Lease on the date of such refund.

                                   ARTICLE 23

                               REAL ESTATE BROKERS

         Tenant warrants that, except for the Brokers named in Section 1.1L, Tenant has not dealt with any real estate broker, salesperson, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant agrees to indemnify, defend and hold harmless Landlord, the Manager and its affiliates, and their respective agents and employees from and against any and all liabilities and claims (including attorneys' fees) for commissions and fees arising out of a breach of the foregoing warranty. Landlord shall be responsible for the payment of all commissions to the Brokers specified in this Article, pursuant to separate agreements between Landlord and such Brokers.

                                   ARTICLE 24

              SUBORDINATION, ATTORNMENT AND MORTGAGEES' CURE RIGHTS

         24.1 SUBORDINATION. This Lease is subject and subordinate to all ground or underlying leases and to each first priority mortgage or trust deed (any such instrument, a "Mortgage") which may now or hereafter affect such leases or the real property of which the Premises are a part and to all increases, renewals, modifications, consolidations, spreaders, replacements and extensions of any such underlying leases and Mortgage. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any holder of a first priority mortgage (a "Mortgagee"). In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Notwithstanding the foregoing, Tenant agrees that a Mortgagee or other purchaser at foreclosure may elect to treat this Lease as superior to the lien of the Mortgage in any foreclosure of the Mortgage.

         24.2  ATTORNMENT.  If any  Mortgagee  or designee of Mortgagee or other purchaser at foreclosure or any grantee in a deed in lieu of foreclosure succeeds to Landlord's interest in the Building, then, at the request of such Mortgagee, designee, purchaser or grantee, Tenant shall attorn to such
Mortgagee, designee, purchaser or grantee, but such Mortgagee designee, purchaser or grantee (a) shall not be liable for any act or omission of Landlord under this Lease occurring prior to the conveyance of title to such Mortgagee, designee, purchaser or grantee, (b) shall not be subject to any offset, defense or counterclaim accruing prior to such conveyance, c) shall not be bound by any payment prior to such conveyance of rent for more than one month in advance (except prepayments in the nature of security for the performance by Tenant of us obligations hereunder which security is actually transferred to the Mortgagee or its designee or such purchaser or grantee), (d) shall not be bound by any covenant to perform (including, without limitation, any covenant to complete) any renovation or construction in the Premises or to pay any sums to Tenant in connection therewith, in either case arising or accruing prior to the date of such conveyance of Landlord's interest, (e) shall be liable for the performance of the other obligations of Landlord under this Lease only during the period such Mortgagee, designee, purchaser or grantee shall hold such interest in the Building and (f) shall not be required to account for any security deposit unless the same is actually delivered to the Mortgagee or its designee or such purchaser or grantee. All present and future Mortgagees are intended to be, and may enforce the provisions of this Section as, third party beneficiaries, before or after foreclosure of the Mortgage held by it.

         24.3 MORTGAGEES' CURE RIGHTS. Tenant agrees that if Landlord has notified Tenant in writing of the name and address of any Mortgagee, Tenant shall send to the Mortgagee(s) copies of any default notices sent to Landlord. If Landlord's default (a) can be cured by the payment of money, any Mortgagee shall have fifteen (15) days to cure the default; (b) cannot be cured by the payment of money but is curable within thirty (30) days, such Mortgagee shall have thirty (30) days to cure the default; and (c) cannot be cured by the payment of money and cannot be cured within thirty (30) days, such Mortgagee shall have such period of time as is necessary to cure the default provided that
(i) the Mortgagee shall notify Tenant of its intention to cure the default, (ii) the Mortgagee commences action to cure the default within thirty (30) days and
(iii) the Mortgagee thereafter proceeds diligently at all times to cure the default. Notwithstanding the foregoing, in no event shall any Mortgagee have a lesser period of time to cure a default than any period granted to Landlord under this Lease.

                                   ARTICLE 25

                                     NOTICES

         All notices required or permitted to be given under this Lease shall be in writing and shall be deemed given and delivered, whether or not received, on the date when personally delivered (and receipted for) or two days following the date when deposited in the United States Mail, postage prepaid and properly addressed, certified mail, return receipt requested, at the following addresses:

                  (A)    TO LANDLORD: c/o Golub & Company, Suite 2000, 625 North
                    Michigan Avenue, Chicago, Illinois 60611, Attention: Vice President/Commercial Properties, or such other address as Landlord shall designate by written notice to Tenant; and

                  (B)    TO TENANT:  At the address  specified  in Section  1.1C
                    prior to the Commencement Date, and at the Premises after the Commencement Date, or such other address as Tenant shall designate by written notice to Landlord.

                                   ARTICLE 26

                                  MISCELLANEOUS

         26.1 LATE CHARGES. All delinquent Rent shall bear interest at the maximum rate permitted by law or the rate per annum of five (5) percentage points above the rate then most recently announced by Bank One, N.A. or its successor as its prime or corporate base lending rate, from time to time in effect at its office in Chicago, Illinois, whichever is less from the date due until paid. In addition, if any installment of Rent is delinquent by more than five (5) days, Tenant shall also pay to Landlord a late charge in an amount equal to 5% of the amount of the delinquent installment, which late charge shall be immediately due and payable without notice or demand from Landlord and which itself shall bear interest at the rate provided above from the due date until paid.

         26.2 FINANCIAL INFORMATION. Tenant represents to Landlord that all financial statements and financial information previously furnished by Tenant to Landlord fairly and accurately reflect the financial condition of Tenant as of the dates stated in such statements or information. Tenant agrees to furnish to Landlord within ninety (90) days after the end of each fiscal year of Tenant, current financial statements of Tenant prepared in accordance with generally accepted accounting principles consistently applied and certified by the chief financial officer of Tenant as fairly and accurately reflecting the financial condition of Tenant.

         26.3 NO OPTION. The execution of this Lease by Tenant and delivery of same to Landlord or the Manager does not constitute a reservation of or option for the Premises or an agreement on the part of Landlord to enter into a Lease and this Lease shall become effective only if and when Landlord executes and delivers same to Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or the Manager shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for thirty (30) days after such execution and delivery. If Tenant is a corporation, it shall deliver to Landlord concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder.

         26.4 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue or extend the Term.

         26.5 LANDLORD'S OBLIGATIONS ON SALE OF BUILDING. In the event of any sale or other transfer of the Building, Landlord shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer, and the purchaser or other transferee shall be deemed to have assumed the agreements and obligations of Landlord hereunder accruing or to be performed during the period of its ownership.

         26.6 SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

         26.7 FORCE MAJEURE. Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Lease on Landlord's part to be performed, if Landlord fails to timely perform same and such failure is due in whole or in art to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, delays in obtaining building permits, riots, insurrections, war, fuel shortages, accidents, casualties, acts of God, acts caused directly or indirectly by Tenant (or Tenant's agents, employees or invitees) or any other cause beyond the reasonable control of Landlord. Landlord shall not be liable in damages, by abatement of Rent or otherwise, for any such failure, and such failure shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

         26.8 CAPTIONS. The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

         26.9 APPLICABLE LAW. This Lease shall be construed in accordance with the laws of the State of Illinois.

         26.10 TIME OF THE ESSENCE. Time is of the essence of this Lease and the performance of all obligations hereunder.

         26.11 LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS. If Tenant fails timely to perform any of its obligations under this Lease or the Work Letter, Landlord shall have the right (but not the obligation), after the expiration of any grace period elsewhere under this Lease or the Work Letter expressly granted to Tenant for the performance of such obligation or in an emergency, to perform such obligation on behalf and at the expense of Tenant without further notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such obligation shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord.

         26.12 DELAY IN POSSESSION. In no event shall Landlord be liable to Tenant if Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date for causes outside Landlord's reasonable control. If Landlord is unable to deliver possession of the

Premises to Tenant by the Commencement Date, the Commencement Date shall be deferred until Landlord can deliver possession to Tenant, and the Expiration Date shall be deferred for an equal number of days.

         26.13 ENVIRONMENTAL REQUIREMENTS. Tenant shall not cause or permit to occur:

                  (a) any violation of any present or future federal state or local law, ordinance or regulation related to environmental conditions in or about Premises, including, but not limited to, improvements or alterations made to the Premises at any by Tenant, its agents or contractors, or

                  (b) the use, generation, release, manufacture, refining, production, processing, storage or disposal of any "Hazardous Substances" (as hereinafter defined) in or about the Premises, or the transportation to or from the Premises of any Hazardous Substances.

         Tenant, at its expense, shall comply with each present and future federal, state and local law, ordinance and regulation related to environmental conditions in or about the Premises or Tenant's use of the Premises, including, without limitation, all reporting requirements and the performance of any cleanups required by any governmental authorities. Tenant shall indemnify defend and hold harmless Landlord, the Manager and its affiliates, and their respective agents, contractors and employees from and against all fines, suits, claims, actions, damages, liabilities, costs and expenses (including attorneys' and consultants fees) asserted against or sustained by any such person or entity arising out of or in any way connected with Tenant's failure to comply with its obligations under this Section, which obligations shall survive the expiration or termination of this Lease.

         As used in this Lease, "Hazardous Substances" shall include, without limitation, flammables, explosives, radioactive materials, asbestos containing materials (ACMs), polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances, petroleum and petroleum products, chlorofluorocarbons (CFCs) and substances declared to be hazardous or toxic under any present or future federal, state or local law, ordinance or regulation.

         26.14 DEMOLITION. Landlord shall have the right to terminate this Lease without compensation to Tenant upon not less than ninety (90) days' prior notice to Tenant if Landlord intends to demolish the Building.

         26.15 LIMITATION OF LIABILITY. Notwithstanding anything in this Lease to the contrary, the liability of Landlord under this Lease shall be limited to its equity interest in the Building and Tenant agrees that no judgment against Landlord under this Lease satisfied against any property or assets of Landlord other than the equity interest of Landlord in the Building.

         26.16 ENTIRE AGREEMENT. This Lease and the Exhibits attached hereto contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written.

         26.17 NO CONSTRUCTION AGAINST PREPARER OF LEASE. This Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant and their separate advisors believe that this Lease is the product of all of their efforts, that it expresses their agreement and that it should not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.

         26.18 TENANT. The word "Tenant" whenever used herein shall be construed to mean Tenants or any one or more of them in all cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed. In all cases where there is more than one Tenant, the liability of each shall be joint and several.

         26.19 RECORDING. Tenant shall not record this Lease or a memorandum of this Lease.

         26.20 SEVERABILITY. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions.

         IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in Section 1.1D hereof.

                                                     LANDLORD:

                                                     GOLUB   &    COMPANY,    an
                                                     Illinois  corporation,   as
                                                     AGENT   FOR    THIRTY-THREE
                                                     ASSOCIATES  LLC, a Delaware
                                                     limited liability company

                                                     By:
                                                     Title:


                                                     TENANT:

                                                     PIRANHA, INC.,  a  Delaware
                                                     corporation


                                                     By:
                                                     Title:

                                    EXHIBIT A

                                PLAN OF PREMISES

                                  Not viewable

                                    EXHIBIT B

                                   WORK LETTER

         In consideration of the covenants contained in this Work Letter and in the Lease, Landlord and Tenant agree as follows:

         1. Landlord shall, at Landlord's sole cost and expense, perform the leasehold improvement work (the "Work") in the Premises provided for in the plans and specifications (the "Working Drawings") attached to or referred to on
Schedule 1 to this Work Letter. Both Landlord and Tenant have approved the Working Drawings. Any Changes (as hereinafter defined) which may be made in the Work shall be governed by Paragraph 4 below.

         2. Landlord shall use reasonable efforts to cause the Work to be "substantially completed" on or before the Commencement Date stated in Section 1.1F of the Lease, subject to delays defined in Section 26.7 of the Lease and as defined in Paragraph 3 of this Work Letter. In the event of any dispute, the Work shall be considered substantially completed as of the date stated in a written certificate issued to Landlord and Tenant by Tenant's Planner or Landlord's architect certifying that the Work has been completed (except for minor finish-out aid "punchlist" items) as of that date in substantial compliance with the Working Drawings, or when Tenant first takes occupancy of the Premises, whichever first occurs. If the Work is not substantially completed on or before the Commencement Date stated in the Lease, the Lease shall remain in effect, Landlord shall have no liability to Tenant as a result of any delay in occupancy, and except as provided in Paragraph 3 below, the Commencement Date shall be extended to be the date on which the Work is substantially completed and the Expiration Date stated in Section 1.1G of the Lease shall be extended by an equal number of days.

         3. There shall be no extension of the Commencement Date (as permissibly extended under Paragraph 2 above) if the Work has not been substantially completed on such date by reason of any delay attributable to Tenant, including without limitation:

                  (a) Changes requested by Tenant, including any Changes which require special work or materials, finishes, or installations other than Landlord's standard building materials;

                  (b) the performance of any other work in the Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in  completion of such work; or

                  (c) any other act or omission or delay of Tenant, its agents, contractors, architects or engineers, if any, or persons employed by any of such persons delaying substantial completion of the Work.

         4. Upon Tenant's request and submission by Tenant (a: Tenant's sole cost and expense) of the necessary information and/or plans and specifications for changes in the Work specified in the Working Drawings (referred to herein as "Changes"), Landlord may, at its election, incorporate such Changes into the Work, at Tenant's sole cost and expense. The Working Drawings shall also be revised, and the Work shall be changed, to incorporate any changes required by any local governmental agency or field inspector (also referred to as "Changes"). Prior to commencing any Changes, Landlord shall submit to Tenant a written statement of the cost of such Changes and overhead and a proposed Tenant Extra Order (the "TEO") for such Changes in the standard form then in use by Landlord. If Tenant shall fail to enter into such TEO within five (5) business days after Tenant's receipt thereof, Landlord may proceed to do only the Work as specified in the Working Drawings, in the case of Changes requested by Tenant, or may proceed with the work at Tenant's sole cost and expense, in the case of Changes required by any local governmental agency or field inspector. Tenant agrees to pay to Landlord, concurrently with its execution of the TEO, the entire cost of the Changes as shown in the statement delivered by Landlord. As used herein, "cost of Changes" shall include, without limitation, (a) the cost of all labor and materials, (b) contractors' overhead and profit, (c) a Landlord development supervisory fee in an amount equal to 15% of the sum of(a) and (b), and (d) all architectural, engineering and space planning fees paid or incurred by Landlord or Tenant in connection with the Changes.

         5. Landlord, in Landlord's discretion and upon request by Tenant, may grant to Tenant and Tenant's agents a license to enter the Premises prior to the Commencement Date in order that Tenant may do other work required by Tenant to make the Premises ready for Tenant's use and occupancy. Notwithstanding anything contained in this Work Letter to the contrary, Tenant may only use Landlord's designated Building contractors for the following categories of work: structural, exterior walls and windows, roof, floor slabs, mechanical, electrical, plumbing and fire/life safety. It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

                  (a) Tenant shall give to Landlord not less than five (5) days' prior written notice of its request to have such access to the Premises, which notice shall contain and/or shall be accompanied by:
         (i) a description of and schedule for the work to be performed by those persons and entities for whom and which such access is being requested;
         (ii) the names and addresses of all contractors, subcontractors and material suppliers (each of which shall employ only union personnel) for whom and which such early access is being requested and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts pertaining to the performance of the work for which such early access is being requested; (iv) copies of all plans and specifications pertaining to the work for which such access is being requested; (v) copies of all licenses and permits required in connection with the performance of the work for which such access is being requested; (vi) certificates of insurance (in amounts and with insured parties satisfactory to Landlord) and instruments of indemnification against all claims, costs, expenses, damages and liabilities which may arise in connection with such work; and (vii) assurances of the availability of funds sufficient to pay for all such work. All of the foregoing shall be subject to Landlord's approval.

                  (b) Such early access shall be subject to scheduling by Landlord.

                  (c) Tenant's agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony and not interfere with Landlord and Landlord's agents in performing the Work and any Changes, or with Landlord's or other tenants work in other premises and in common areas of the Building, or the general operation of the Building. If at any time such entry shall cause or threaten to cause such disharmony or interference, including labor disharmony, Landlord may withdraw such license upon twenty-four (24) hours' prior written notice to Tenant.

         Any such entry into and occupation of the Premises by Tenant shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Adjusted Monthly Base Rent and specifically including the provisions of Articles 10 and 11 thereof. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's work or installations made in the Premises or to property placed therein prior to the Commencement Date, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to the Premises or to any portion of the Work caused by Tenant or any of Tenant's employees, agents, contractors, workmen or suppliers. In the event the performance of the work by Tenant, its agents, employees or contractors causes extra costs to Landlord or requires the use of elevators during hours other than 8:00 a.m. to 4:30 p.m. on Monday through Friday (except holidays), Tenant shall reimburse Landlord for the entire extra cost and the cost incurred by Landlord for the engineers or operators under applicable union regulations or contracts.

         6.The terms and provisions of the Lease, insofar as they are applicable to this Work Letter, are hereby incorporated herein by reference.

         7. All amounts payable by Tenant to Landlord hereunder shall be deemed to be Rent under the Lease and upon any default in the payment of same, Landlord shall have all of the rights and remedies provided for in the Lease.

                            SCHEDULE 1 TO WORK LETTER

                                WORKING DRAWINGS

                                      B1-1

                                  Not viewable

                                    EXHIBIT C

                              RULES AND REGULATIONS

         1. Tenant shall not use or permit the Premises to be used for any retail or wholesale use, or as a medical or dental office or clinic, or as a vocational or educational school, or as a governmental or quasi-governmental office, or for off-track betting or other gambling use or for a so-called "shared office" business.

         2. Any sign, lettering, picture, notice or advertisement installed within the Premises which is visible from the public corridors within the Building shall be installed in such manner and be of such character and style as Landlord shall approve in writing. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the Building.

         3. Tenant shall not use the name of the Building for any purpose other than Tenant's business address, or use the name of the Building for Tenant's business address after Tenant vacates the Premises.

         4. Sidewalks, entrances, passages, courts, corridors, halls, elevators and stairways in and about the Premises shall not be obstructed nor shall objects be placed against glass partitions, doors or windows which would be unsightly from the corridors of the Building or from the exterior of the Building.

         5. No animals, pets, bicycles or other vehicles shall be brought or permitted to be in the Building or the Premises.

         6. Room to room canvasses to solicit business from other tenants of the Building are not permitted.

         7. Tenant shall not waste electricity, water or air conditioning and shall cooperate fully with Landlord to assure the most effective and efficient operation of the heating and air conditioning systems of the Building. All controls shall be adjusted only by authorized building personnel.

         8. All corridor doors shall remain closed at all times.

         9. No locks or similar devices shall be attached to any door except by Landlord and Landlord shall have the right to retain a key to all such locks.

         10. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Premises locked and other means of entry to the Premises closed and secured.